CLAYMORE EXCHANGE-TRADED FUND TRUST

Guggenheim BulletShares 2011 Corporate Bond ETF

Supplement to the currently effective Prospectus and Statement of Additional Information (the “SAI”) for the above listed Fund:

Effective December 30, 2011, Guggenheim BulletShares 2011 Corporate Bond ETF (the “Fund”), a separate series of the Claymore Exchange-Traded Fund Trust (the “Trust”), will be closed to new investment.  In accordance with its principal investment strategies, the Fund will be terminated on December 30, 2011 without requiring additional approval by the Trust’s Board of Trustees or Fund shareholders.  In connection with such termination, the Fund will make a cash distribution to shareholders of record remaining on December 30, 2011 of its net assets after making appropriate provisions for any liabilities of the Fund, which will include any capital gains and dividends as of that date. December 29, 2011 will be the last day of trading in the Fund on the NYSE Arca, Inc. (the “NYSE Arca”).  The NYSE Arca will halt trading in the Fund before the open of trading on December 30, 2011.

Shareholders can call 1-800-345-7999 for additional information.

Claymore Exchange-Traded Fund Trust
2455 Corporate West Drive
Lisle, Illinois 60532

Please Retain This Supplement for Future Reference

ETF-PRO-BSCB-SUP122711
December 27, 2011